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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 5, 1999 included in America TeleSource International, Inc.'s Annual Report on Form 10-K for the fiscal year ended July 31, 1999, and to all references to our Firm included in this registration statement.


                                                       /s/ ARTHUR ANDERSEN LLP
                                                       -----------------------
                                                       ARTHUR ANDERSEN LLP

San Antonio, Texas
January 10, 2000